Filed Pursuant to Rule 497(d)

Invesco Unit Trusts, Series 2032

Balanced Dividend Sustainability & Income Portfolio 2020-1

Supplement to the Prospectus

Effective April 3, 2020, United Technologies Corporation (ticker: UTX) has spun off two of its business units by distributing a pro rata dividend of Carrier Global Corporation (ticker: CARR) common stock and Otis Worldwide Corporation (ticker: OTIS) common stock to UTX shareholders of record as of record date March 19, 2020. Each UTX shareholder received one share of CARR and one-half share of OTIS for every one share of UTX held.

Following the spin-offs, United Technologies Corporation finalized its merger with the Raytheon Company. As part of the merger, United Technologies Corporation has changed its name to Raytheon Technologies Corporation and is trading under the ticker “RTX.”

Notwithstanding anything to the contrary in the Prospectus, the Portfolio now holds, and will continue to purchase, shares of Carrier Global Corporation, Otis Worldwide Corporation, and Raytheon Technologies Corporation.

Supplement Dated: April 3, 2020